Assets Under Development	6 Months Ended
Jun. 30, 2025
Extractive Industries [Abstract]
Assets under development	ASSETS UNDER DEVELOPMENT

	June 30, 2025			December 31, 2024
(in thousands of $)	FLNG Gimi	MKII FLNG	Total	FLNG Gimi	MKII FLNG	Total
Opening balance	1,762,632	498,565	2,261,197	1,562,828	—	1,562,828
Transferred from other non-current assets	—	—	—	—	255,289	255,289
Transferred from vessels and equipment, net	—	76,270	76,270	—	—	—
Additions	65,381	284,639	350,020	109,130	238,079	347,209
Interest costs capitalized	38,816	14,934	53,750	90,674	5,197	95,871
Reimbursement of capital spares invoiced to bp at COD	(43,152)	—	(43,152)	—	—	—
Derecognition on commencement of sales-type lease (note 5)	(1,823,677)	—	(1,823,677)	—	—	—
Closing balance	—	874,408	874,408	1,762,632	498,565	2,261,197

12.1. FLNG Gimi
On June 12, 2025, FLNG Gimi achieved COD, resulting in the commencement of the 20-year LOA.
Pursuant to the LOA, $43.2 million of capital spares and consumables procured during the conversion and commissioning of the FLNG Gimi, but not consumed, were invoiced to bp upon COD. This was accounted as a reduction to the asset under development prior to derecognition. Thereafter, we derecognized the FLNG Gimi asset under development of $1,823.7 million and recognized a sales-type lease receivable.

12.2 MKII FLNG

On September 17, 2024, Golar's Board of Directors approved the entry into an EPC agreement with CIMC for a MKII FLNG with an annual liquefaction capacity of 3.5 mtpa. Under the EPC agreement, B&V will provide its licensed PRICO® technology, perform detailed engineering and process design, specify and procure topside equipment and provide commissioning support for the FLNG topsides and liquefaction process, similar to B&V’s role in the construction of Golar’s existing assets, the FLNG Hilli and FLNG Gimi.
The execution of the binding EPC agreement signifies that the MKII FLNG conversion is virtually certain. Consequently, all MKII FLNG costs of $255.3 million, previously classified as “Other non-current assets”, were reclassified to “Assets under development”, comprised of:
•$59.4 million and $109.8 million of project engineering costs and long lead items, respectively, as of December 31, 2023; and
•$86.1 million of project engineering costs and long lead items incurred from January 1, 2024 to September 17, 2024.
Costs incurred after this date have been recognized as additions to the MKII FLNG asset under development.
On February 14, 2025, Fuji LNG, the donor vessel for the MKII FLNG, arrived at CIMC's yard for conversion. Concurrently, the net book value of the vessel of $76.3 million previously included within “Vessels and equipment, net” was reclassified to “Assets under development”.

In September 2024, we issued a $100.0 million LC in favor of B&V with CIMC. Under the provisions of the LC, the profile reduces over time to reflect payments made by CIMC under the EPC agreement. There is no associated cash collateral, however a 1.5% upfront fee was paid and a 1.75% annual margin is payable on the outstanding balance which expires in January 2028.

The total estimated budget for the MKII FLNG conversion is $2.2 billion, inclusive of the donor vessel, yard supervision, spares, crew, training, contingencies, initial bunker supply and voyage related costs to deliver the FLNG to its operational site, excluding financing costs. The converted MKII FLNG is expected to be delivered in Q4 2027.

As of June 30, 2025, the estimated timing of the outstanding payments is as follows, of which $131.3 million is presented within “Trade accounts payable” and “Accrued expenses” in the unaudited consolidated balance sheets:

(in thousands of $)
Period ending December 31,
2025 (1)	368,400
2026	433,569
2027	433,573
2028	289,891
Total	1,525,433
(1) For the six months ending December 31, 2025.